UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 19, 2006

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          The information set forth under Item 5.02(c) with respect to the material agreement included with this Current Report on Form 8-K as Exhibit 10.21 is incorporated herein by reference.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          (c)   On October 19, 2006, First Financial Holdings, Inc. (the "Company") issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that R. Wayne Hall, 56 years old, has been appointed Executive Vice President, Financial Management of the Company effective December 1, 2006. Mr. Hall is currently Executive Vice President/Chief Risk Officer of Provident Bank, Baltimore, Maryland.

          There are no family relationships between Mr. Hall and any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Hall and any other person pursuant to which Mr. Hall was selected as an executive officer of the Company. In addition, Mr. Hall is not a party to any transaction with the Company or its subsidiaries that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

          First Financial Holdings, Inc. executed a 3-year employment agreement (the "Employment Agreement"), dated December 1, 2006, and attached hereto as Exhibit 10.21 pursuant to which Mr. Hall will serve as Executive Vice President, Financial Management of the Company. Mr. Hall will receive an annual base salary of $210,000. In addition, Mr. Hall will be eligible to receive benefits as follows:

  reimbursement, upon delivery of appropriate documentation, for housing and relocation expenses;

  a one-time payment (approximately $50,000) to offset lost performance incentive plan compensation from Provident Bank and their annual contribution to his profit sharing plan;

  use of a company automobile;

  reimbursement of all reasonable and necessary business, entertainment and travel expenses incurred or expended by the executive in the performance of his duties;

  paid time off as set forth in the Company's "Paid Time Off" policy dated November 11, 2005;

  in accordance with any applicable waiting period or other participation requirements generally applicable to new employees, to participate in the Company's standard health and welfare plans, as well as the Company's 401(k) and profit-sharing plans, all of which are offered to all employees;

  in Fiscal 2007, participation in the Company's Performance Incentive Plan (with a target bonus of up to 65% of base pay, subject to the terms and conditions of that Plan);

  eligibility to receive annual performance based stock awards as determined at the discretion of our Compensation/Benefits Committee;

  change of control payment as outlined in the Employment Agreement, Exhibit 10.21; and

  other benefits which are offered to all employees.

Item 9.01 Financial Statements and Exhibits

          (c)   Exhibits

                    10.21   Employment Agreement with R. Wayne Hall

                    99.1     Press release of First Financial Holdings, Inc. dated October 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

By /s/ Susan E. Baham
Susan E. Baham
Executive Vice President, Chief Financial Officer
And Principal Accounting Officer

Date: October 19, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.21	Employment Agreement with R. Wayne Hall
99.1	Press Release of First Financial Holdings, Inc. dated October 19, 2006